Exhibit 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER
PURSUANT TO 18 UNITED STATES C. §1350
(SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

In connection with the Quarterly Report of Novavax, Inc. (the “Company”) on Form 10-Q for the fiscal period ended March 31, 2016 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Barclay A. Phillips, Senior Vice President, Chief Financial Officer and Treasurer, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge, that:

1)        The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)        The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the dates and periods covered by this Report.

Date: May 4, 2016	By:	/s/ Barclay A. Phillips
Senior Vice President, Chief Financial Officer and Treasurer